SUPPLEMENT TO THE PROSPECTUS
Supplement dated January 24, 2023, to the Prospectus dated April 29, 2022.

MFS® Corporate Bond Portfolio

Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Alexander Mackey	2017	Investment Officer of MFS
John Mitchell	January 20, 2023	Investment Officer of MFS

Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Alexander Mackey	Portfolio Manager	Employed in the investment area of MFS since 2001
John Mitchell	Portfolio Manager	Employed in the investment area of MFS since 2003

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